The latest report from your
Fund's management team

ANNUAL REPORT

Sovereign
Investors Fund

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]


TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, PORTFOLIO MANAGERS

John Hancock Sovereign Investors Fund

A significant shift in the market bolsters the Fund's approach

[A 4" x 2 1/2" photo at bottom right side of page of John Hancock
Sovereign Investors Fund. Caption below reads "Portfolio Managers (l-r):
Barry Evans, Peter Schofield and John Snyder."]

In the first quarter of 2000, market averages skyrocketed, bolstered by technology and telecommunications stocks that many investors believed were immune to the vicissitudes of the economy. Lulled into complacency, many investors ignored the kind of fundamental research that is the foundation of our approach -- looking for growth at a reasonable price.

All of that changed starting in the second quarter. The economy began to soften, the speculative bubble burst, issues of credit quality plagued the financial markets and corporate spending fell sharply. Corporate announcements of earnings shortfalls became more widespread. In response, there was a dramatic selloff in the overvalued technology and telecommunications sectors and the market began to broaden as investor attitudes changed. No longer cavalier about risk, investors turned toward attractively valued companies with steady growth that are perceived to be havens safe from an economic downturn -- precisely the kinds of stocks that populated the Fund. When all was said and done, the Standard & Poor's 500 Index lost 9.10% for the year ended December 31, 2000.

"As more
 reasonably
 valued stocks
 rebounded,
 so did many
 of the stocks
 in the
 Fund..."

Performance scorecard

Overall, it was a good year for the Fund, which offered positive performance at a time when the S&P 500 Index turned in negative results. For the year ended December 31, 2000, the Fund's Class A, Class B, Class C and Class Y shares returned 4.10%, 3.32%, 3.32% and 4.42%, respectively, at net asset value. By comparison, the average equity income fund returned 6.77% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is McGraw-Hill 3.2%, the second is Citigroup 2.8%, the third Baxter International 2.8%, the fourth Minnesota Mining &
Manufacuring 2.7% and the fifth Fannie Mae 2.6%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

"As of July 1,
 2000, the
 Fund has
 been able to
 invest up to
 35% of its
 stocks in
 non-dividend
 performers."

The Fund lagged its peers because of its lack of technology holdings during the first quarter in a tech-driven market. However, the market shift that started in the second quarter, combined with the Fund's newly implemented flexibility, helped it begin to outpace its peer group. As more reasonably valued stocks rebounded, so did many of the stocks in the Fund, including consumer staple stocks like PepsiCo and Anheuser-Busch, health-care firms like Baxter International and Abbott Laboratories, and financials like Fannie Mae, Freddie Mac and supplemental insurance company AFLAC. On the other hand, even though we reduced the Fund's retail exposure, we did suffer some losses from our holdings in Target, Home Depot and Lowe's. With consumer spending down, advertising revenues fell off, hurting our investments in Gannett and Interpublic. An underweighted position in the solid-performing utilities sector also ate into the Fund's relative performance.

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Baxter International followed by an up arrow with the phrase "New management and products attract investors." The second listing is AFLAC followed by an up arrow with the phrase "Specialty insurance company dominates its niche." The third listing is Home Depot followed by a down arrow with the phrase "Hurt by slowing economy and consumer spending." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Enhancing investment flexibility

During the year, the Fund's Board of Trustees approved a change that we believe will enhance the Fund's investment flexibility. As long-time shareholders know, the Fund has invested 100% of its stock investments in what we call "dividend performers" -- companies that have increased their dividends for at least ten consecutive years. As of July 1, 2000, the Fund has been able to invest up to 35% of its stocks in non-dividend performers.

The reason for this modification is simple. Historically, companies have been measured largely on their ability to consistently produce and increase dividends. Today, however, many companies have different views on the importance of dividends as a measure of corporate health. In fact, the number of companies that raise their dividends year after year is shrinking. Instead of paying for dividend increases, many companies are using cash flow to reinvest in their businesses through stock buybacks, acquisitions or restructurings. The rising-dividend requirement that made so much sense in 1979 and has served shareholders so well is still valid. However, as the market has evolved, blind adherence to it would threaten our ability to deliver returns.

John Hancock Sovereign Investors Fund has a rich history of delivering consistent returns with a relatively risk-averse investment strategy. We want to stress that this modification will not change the Fund's fundamental objective. However, it will give us the flexibility to keep the stocks we like even if their rising-dividend pattern is interrupted. In addition, we will now have the opportunity to consider a broader universe of attractive companies that fit our fundamental criteria -- strong management, financial soundness, stable earnings and profitability, brand-name recognition and reasonable valuations -- even if they do not meet our ten-year rising dividend test.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 4.10% total return for John Hancock Sovereign Investors Fund Class A. The second bar represents the 3.32% total return for John Hancock Sovereign Investors Fund Class B. The third bar represents the 3.32% total return for John Hancock Sovereign Investors Fund Class C. The fourth bar represents the 4.42% total return for John Hancock Sovereign Investors Fund Class Y. The fifth bar represents the 6.77% total return for Average equity income fund. A note below the chart reads "Total returns for John Hancock Sovereign Investors Fund is at net asset value with all distributions reinvested. The average equity income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information"]

The Fund's current positioning

Our philosophy has always led us to invest in high-quality companies offering predictable earnings and dividend growth, and whose stocks are selling at reasonable valuations. During the year, we started to reduce our retail holdings significantly in the first quarter, believing that valuations were extended and that retail companies would not be able to sustain their strength due to softer consumer spending. Instead, we added investments in consumer staples firms such as Anheuser-Busch, PepsiCo and Coca-Cola. With overall corporate earnings decelerating, we were even more careful in choosing companies offering stable, predictable growth. For the same reason, we chose to add to the Fund's positions in pharmaceutical stocks.

"We expect
 continued
 weakening in
 the U.S.
 economy
 during the
 first part of
 2001..."

When the economy weakened at mid-year, we also looked to invest in select financial stocks that had been unduly punished even though they were immune to highly visible credit problems that were beginning to worry the market. We invested in Fannie Mae, Freddie Mac, Household International, and insurance companies American International Group and AFLAC. These moves helped the Fund's performance during the last three quarters of the year.

Outlook for 2001

We expect continued weakening in the U.S. economy during the first part of 2001, due in part to reduced capital spending, a softening global economy, weakening offshore demand for U.S. products and lower consumer spending. In fact, the combination of these factors in an environment of very low inflation led the Federal Reserve Board to cut short-term interest rates just days into 2001. Since economic growth slowed so quickly in late 2000, we anticipate that the Fed will continue to be aggressive.

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.



CLASS A
For the period ended December 31, 2000
                                               ONE         FIVE          TEN
                                              YEAR        YEARS        YEARS
                                             -----       ------      -------
Cumulative Total Returns                    (1.10%)      83.87%      245.31%
Average Annual Total Returns                (1.10%)      12.95%       13.19%

CLASS B
For the period ended December 31, 2000
                                                                       SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS      (1/3/94)
                                             -----       ------    ---------
Cumulative Total Returns                    (1.44%)      84.54%      134.17%
Average Annual Total Returns                (1.44%)      13.04%       12.94%

CLASS C
For the period ended December 31, 2000
                                                                       SINCE
                                                            ONE    INCEPTION
                                                           YEAR      (5/1/98)
                                                          -----   ----------
Cumulative Total Returns                                  1.33%       13.13%
Average Annual Total Returns                              1.33%        4.73%

CLASS Y
For the period ended December 31, 2000
                                                                       SINCE
                                                 ONE       FIVE    INCEPTION
                                                YEAR      YEARS      (5/7/93)
                                               -----     ------      -------
Cumulative Total Returns                       4.42%     96.99%      164.34%
Average Annual Total Returns                   4.42%     14.52%       13.55%

YIELDS
As of December 31, 2000
                                                                  SEC 30-DAY
                                                                       YIELD
                                                                  ----------
John Hancock Sovereign Investors Fund: Class A                       1.43%
John Hancock Sovereign Investors Fund: Class B                       0.88%
John Hancock Sovereign Investors Fund: Class C                       0.87%
John Hancock Sovereign Investors Fund: Class Y                       1.86%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock Sovereign Investors Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $49,914 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund on December 31, 1990, before sales charge, and is equal to $36,353 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $34,531 as of December 31, 2000.

Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class B, Class C and Class Y shares, respectively. Performance of the classes will vary, based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. It is not possible to invest in an index. Past performance is not indicative of future results.

                                Class B*         Class C*         Class Y
-------------------------------------------------------------------------
Inception Date                   1/3/94           5/1/98           5/7/93
-------------------------------------------------------------------------
Without Sales Charge            $23,416          $11,429          $26,439
-------------------------------------------------------------------------
With Maximum Sales Charge            --          $11,315               --
-------------------------------------------------------------------------
Standard & Poor's 500 Index     $32,321          $12,291          $34,928
-------------------------------------------------------------------------

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

John Hancock Funds -- Sovereign Investors Fund


Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks (cost -
$1,184,899,697)                                 $1,859,710,487
Corporate bonds (cost - $133,905,616)              133,320,229
U.S. government and agencies
obligations (cost - $30,097,821)                    31,356,103
Joint repurchase agreement (cost -
$169,571,000)                                      169,571,000
Corporate savings account                               17,646
                                             -----------------
                                                 2,193,975,465
Receivable for shares sold                             539,730
Dividends receivable                                 2,893,941
Interest receivable                                  4,049,594
Other assets                                           374,856
                                             -----------------
Total Assets                                     2,201,833,586
--------------------------------------------------------------
Liabilities:
Payable for shares repurchased                         724,621
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                              3,499,909
Accounts payable and accrued expenses                  575,540
                                             -----------------
Total Liabilities                                    4,800,070
--------------------------------------------------------------
Net Assets:

Capital paid-in                                  1,445,627,662
Accumulated net realized gain on
investments                                         74,742,979
Net unrealized appreciation of
investments                                        675,483,685
Undistributed net investment income                  1,179,190
                                             -----------------
Net Assets                                      $2,197,033,516
==============================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value)
Class A - $1,445,556,661/61,919,804                     $23.35
==============================================================
Class B - $663,165,608/28,446,482                       $23.31
==============================================================
Class C - $12,140,551/520,365                           $23.33
==============================================================
Class Y - $76,170,696/3,261,479                         $23.35
==============================================================
Maximum Offering Price Per Share
Class A* - ($23.35/95.0%)                               $24.58
==============================================================
Class C - ($23.33/99.0%)                                $23.57
==============================================================
* On single retail sales of less than $50,000. On sales of
  $50,000 or more and on group sales the offering price is
  reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.



Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $103,581)                                 $37,559,883
Interest (including income on
securities loaned of $13,036)                       19,203,092
                                             -----------------
                                                    56,762,975
                                             -----------------
Expenses:
Investment management fee - Note B                  12,377,727
Distribution and service fee - Note B
Class A                                              4,470,883
Class B                                              6,732,660
Class C                                                107,849
Transfer agent fee - Note B                          3,914,724
Accounting and legal services fee -
Note B                                                 422,449
Custodian fee                                          325,365
Miscellaneous                                          123,214
Trustees' fees                                         124,358
Registration and filing fees                           120,134
Printing                                               103,747
Auditing fee                                            43,500
Legal fees                                              22,096
                                             -----------------
Total Expenses                                      28,888,706
--------------------------------------------------------------
Net Investment Income                               27,874,269
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold              215,721,153
Change in net unrealized appreciation
(depreciation) of investments                     (195,734,709)
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                         19,986,444
--------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                    $47,860,713
==============================================================

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------
                                                                 1999                  2000
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                                          $27,805,088           $27,874,269
Net realized gain on investments sold                          116,748,448           215,721,153
Change in net unrealized
appreciation (depreciation) of investments                       6,916,212          (195,734,709)
                                                            --------------        --------------
Net Increase in Net Assets
Resulting from Operations                                      151,469,748            47,860,713
                                                            --------------        --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.3448 and $0.3319 per share, respectively)        (25,565,939)          (20,447,766)
Class B - ($0.1794 and $0.1690 per share, respectively)         (5,952,636)           (4,746,853)
Class C - ($0.1720 and $0.1690 per share, respectively)            (56,041)              (78,072)
Class Y - ($0.4348 and $0.4185 per share, respectively)         (1,316,163)           (1,243,682)
Distributions in excess of net investment income
Class A - ($0.0003 and none per share, respectively)               (18,738)                   --
Class B - ($0.0003 and none per share, respectively)                (8,853)                   --
Class C - ($0.0003 and none per share, respectively)                  (103)                   --
Class Y - ($0.0003 and none per share, respectively)                  (892)                   --
Distributions from net realized gain on investments sold
Class A - ($0.7751 and $1.7705 per share, respectively)        (55,419,777)         (103,561,593)
Class B - ($0.7751 and $1.7705 per share, respectively)        (25,447,168)          (47,338,125)
Class C - ($0.7751 and $1.7705 per share, respectively)           (320,119)             (814,595)
Class Y - ($0.7751 and $1.7705 share, respectively)             (2,401,749)           (5,315,398)
                                                            --------------        --------------
Total Distributions to Shareholders                           (116,508,178)         (183,546,084)
                                                            --------------        --------------
From Fund Share Transactions - Net:*                           (80,984,529)         (362,970,999)
                                                            --------------        --------------
Net Assets:
Beginning of period                                          2,741,712,845         2,695,689,886
                                                            --------------        --------------
End of period (including distributions in excess of net
investment income of $185,951 and undistributed net
investment income of $1,179,190, respectively)              $2,695,689,886        $2,197,033,516
                                                            ==============        ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                       YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                                          1999                                         2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     6,324,255          $155,570,497             3,763,995           $87,556,681
Shares issued to shareholders in
reinvestment of distributions                   3,136,682            75,415,162             5,036,645           115,565,955
                                        -----------------     -----------------     -----------------     -----------------
                                                9,460,937           230,985,659             8,800,640           203,122,636
Less shares repurchased                       (14,303,362)         (351,723,205)          (19,803,677)         (455,573,357)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (4,842,425)        ($120,737,546)          (11,003,037)        ($252,450,721)
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     6,969,993          $170,815,262             3,047,674           $70,645,331
Shares issued to shareholders in
reinvestment of distributions                   1,220,160            29,269,718             2,119,806            48,579,596
                                        -----------------     -----------------     -----------------     -----------------
                                                8,190,153           200,084,980             5,167,480           119,224,927
Less shares repurchased                        (7,369,818)         (180,972,878)          (10,197,316)         (233,831,771)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           820,335           $19,112,102            (5,029,836)        ($114,606,844)
                                        =================     =================     =================     =================
CLASS C
Shares sold                                       296,415            $7,281,730               255,604            $5,958,093
Shares issued to shareholders in
reinvestment of distributions                      14,462               347,040                34,897               800,480
                                        -----------------     -----------------     -----------------     -----------------
                                                  310,877             7,628,770               290,501             6,758,573
Less shares repurchased                           (69,649)           (1,703,515)             (202,417)           (4,695,901)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      241,228            $5,925,255                88,084            $2,062,672
                                        =================     =================     =================     =================
CLASS Y
Shares sold                                       756,168           $18,508,744               360,099            $8,414,414
Shares issued to shareholders in
reinvestment of distributions                     154,590             3,718,807               285,765             6,559,078
                                        -----------------     -----------------     -----------------     -----------------
                                                  910,758            22,227,551               645,864            14,973,492
Less shares repurchased                          (304,117)           (7,511,891)             (563,207)          (12,949,598)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      606,641           $14,715,660                82,657            $2,023,894
                                        =================     =================     =================     =================

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                      1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $17.87            $19.48            $22.41            $24.23            $24.51
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(1)                   0.36              0.32              0.31              0.30              0.33
Net Realized and Unrealized
Gain on Investments                        2.77              5.31              3.11              1.11              0.61
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           3.13              5.63              3.42              1.41              0.94
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.36)            (0.32)            (0.31)            (0.35)            (0.33)
Distributions from Net
Realized Gain on Investments Sold         (1.16)            (2.38)            (1.29)            (0.78)            (1.77)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (1.52)            (2.70)            (1.60)            (1.13)            (2.10)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $19.48            $22.41            $24.23            $24.51            $23.35
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                       17.57%            29.14%            15.62%             5.91%             4.10%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $1,429,523        $1,748,490        $1,884,460        $1,787,615        $1,445,557
Ratio of Expenses to Average
Net Assets                                1.13%             1.06%             1.03%             1.05%             1.08%
Ratio of Net Investment
Income to Average Net
Assets                                    1.86%             1.44%             1.33%             1.21%             1.44%
Portfolio Turnover Rate                     59%               62%               51%               64%               46%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                      1996               1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $17.86            $19.46            $22.38            $24.20            $24.48
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(1)                   0.21              0.16              0.14              0.13              0.17
Net Realized and Unrealized
Gain on Investments                        2.77              5.29              3.11              1.11              0.60
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           2.98              5.45              3.25              1.24              0.77
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net Investment
Income                                    (0.22)            (0.15)            (0.14)            (0.18)            (0.17)
Distributions from Net Realized
Gain on Investments Sold                  (1.16)            (2.38)            (1.29)            (0.78)            (1.77)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (1.38)            (2.53)            (1.43)            (0.96)            (1.94)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $19.46            $22.38            $24.20            $24.48            $23.31
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                       16.67%            28.14%            14.79%             5.20%             3.32%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $406,523          $610,976          $790,277          $819,537          $663,166
Ratio of Expenses to Average
Net Assets                                1.91%             1.83%             1.79%             1.73%             1.78%
Ratio of Net Investment
Income to Average Net
Assets                                    1.10%             0.67%             0.58%             0.54%             0.75%
Portfolio Turnover Rate                     59%               62%               51%               64%               46%


Financial Highlights (continued)
-----------------------------------------------------------------------------------
                                   PERIOD ENDED         YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------
                                     1998(3)            1999              2000
                                  -------------     -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $24.43            $24.22            $24.50
                                  -------------     -------------     -------------
Net Investment Income(1)                   0.13              0.13              0.18
Net Realized and Unrealized
Gain on Investments                        1.07              1.10              0.59
                                  -------------     -------------     -------------
Total from Investment Operations           1.20              1.23              0.77
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net Investment
Income                                    (0.12)            (0.17)            (0.17)
Distributions from Net Realized
Gain on Investments Sold                  (1.29)            (0.78)            (1.77)
                                  -------------     -------------     -------------
Total Distributions                       (1.41)            (0.95)            (1.94)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                   $24.22            $24.50            $23.33
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(2)                        5.18%(4)          5.17%             3.32%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $4,627           $10,591           $12,141
Ratio of Expenses to Average
Net Assets                                1.67%(5)          1.75%             1.79%
Ratio of Net Investment
Income to Average Net
Assets                                    0.84%(5)          0.51%             0.76%
Portfolio Turnover Rate                     51%               64%               46%


Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                      1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS Y
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $17.87            $19.48            $22.41            $24.24            $24.52
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(1)                   0.44              0.41              0.40              0.39              0.42
Net Realized and Unrealized
Gain on Investments                        2.76              5.30              3.11              1.11              0.60
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           3.20              5.71              3.51              1.50              1.02
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net Investment
Income                                    (0.43)            (0.40)            (0.39)            (0.44)            (0.42)
Distributions from Net Realized
Gain on Investments Sold                  (1.16)            (2.38)            (1.29)            (0.78)            (1.77)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (1.59)            (2.78)            (1.68)            (1.22)            (2.19)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $19.48            $22.41            $24.24            $24.52            $23.35
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                       17.99%            29.60%            16.05%             6.30%             4.42%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $29,431           $48,256           $62,349           $77,946           $76,171
Ratio of Expenses to Average
Net Assets                                0.75%             0.71%             0.69%             0.69%             0.71%
Ratio of Net Investment
Income to Average Net
Assets                                    2.26%             1.79%             1.67%             1.58%             1.82%
Portfolio Turnover Rate                     59%               62%               51%               64%               46%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Class C shares began on May 1, 1998.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.





Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Sovereign Investors Fund on December 31, 2000. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.


                                                                               NUMBER OF            MARKET
ISSUER, DESCRIPTION, STATE                                                      SHARES               VALUE
--------------------------                                                    ----------         ------------
COMMON STOCKS
Advertising (2.28%)
Interpublic Group of Cos., Inc. (The)                                          1,177,000          $50,096,063
                                                                                                 ------------
Banks -- United States (4.90%)
Chase Manhattan Corp. (The)*                                                     650,000           29,534,375
Firstar Corp.                                                                    300,000            6,975,000
FleetBoston Financial Corp.                                                      200,000            7,512,500
Mellon Financial Corp.                                                           500,000           24,593,750
Wells Fargo Co.                                                                  700,000           38,981,250
                                                                                                 ------------
                                                                                                  107,596,875
                                                                                                 ------------
Beverages (3.75%)
Anheuser-Busch Cos., Inc.                                                        400,000           18,200,000
Coca-Cola Co. (The)                                                              200,000           12,187,500
PepsiCo, Inc.                                                                  1,050,000           52,040,625
                                                                                                 ------------
                                                                                                   82,428,125
                                                                                                 ------------
Chemicals (1.12%)
Air Products & Chemicals, Inc.                                                   600,000           24,600,000
                                                                                                 ------------
Computers (5.35%)
Automatic Data Processing, Inc.                                                  430,000           27,224,375
Cisco Systems, Inc.*                                                             500,000           19,125,000
Compaq Computer Corp.                                                            350,000            5,267,500
Hewlett-Packard Co.                                                              300,000            9,468,750
International Business Machines Corp.                                            500,000           42,500,000
Sun Microsystems, Inc.*                                                          500,000           13,937,500
                                                                                                 ------------
                                                                                                  117,523,125
                                                                                                 ------------
Containers (0.45%)
Bemis Co., Inc.                                                                  297,000            9,968,062
                                                                                                 ------------
Diversified Operations (3.25%)
Minnesota Mining & Manufacturing Co.                                             500,000           60,250,000
Tyco International Ltd.                                                          200,000           11,100,000
                                                                                                 ------------
                                                                                                   71,350,000
                                                                                                 ------------
Electronics (5.70%)
Emerson Electric Co.                                                             700,000           55,168,750
General Electric Co.                                                           1,050,000           50,334,375
Intel Corp.                                                                      500,000           15,031,250
Texas Instruments, Inc.                                                          100,000            4,737,500
                                                                                                 ------------
                                                                                                  125,271,875
                                                                                                 ------------
Finance (5.00%)
Citigroup, Inc.                                                                1,216,666           62,126,008
Household International, Inc.                                                    580,000           31,900,000
Morgan Stanley Dean Witter & Co.                                                 200,000           15,850,000
                                                                                                 ------------
                                                                                                  109,876,008
                                                                                                 ------------
Furniture (0.59%)
Leggett & Platt, Inc.                                                            690,000           13,066,875
                                                                                                 ------------
Insurance (5.97%)
AFLAC, Inc.                                                                      580,000           41,868,750
American General Corp.                                                           550,000           44,825,000
American International Group, Inc.                                               450,000           44,353,125
                                                                                                 ------------
                                                                                                  131,046,875
                                                                                                 ------------
Machinery (1.16%)
Dover Corp.                                                                      626,100           25,396,181
                                                                                                 ------------
Media (4.67%)
Gannett Co., Inc.                                                                500,000           31,531,250
McGraw-Hill Cos., Inc. (The)                                                   1,211,200           71,006,600
                                                                                                 ------------
                                                                                                  102,537,850
                                                                                                 ------------
Medical (9.83%)
Abbott Laboratories                                                              650,000           31,484,375
American Home Products Corp.                                                     400,000           25,420,000
Baxter International, Inc.                                                       700,000           61,818,750
Johnson & Johnson                                                                476,000           50,009,750
Medtronic, Inc.                                                                  400,000           24,150,000
Merck & Co., Inc.                                                                100,000            9,362,500
Pfizer, Inc.                                                                     300,000           13,800,000
                                                                                                 ------------
                                                                                                  216,045,375
                                                                                                 ------------
Mortgage Banking (4.45%)
Fannie Mae                                                                       650,000           56,387,500
Freddie Mac                                                                      600,000           41,325,000
                                                                                                 ------------
                                                                                                   97,712,500
                                                                                                 ------------
Office (2.21%)
Avery Dennison Corp.                                                             581,350           31,901,581
Pitney Bowes, Inc.                                                               500,000           16,562,500
                                                                                                 ------------
                                                                                                   48,464,081
                                                                                                 ------------
Oil & Gas (6.88%)
Chevron Corp.                                                                    600,000           50,662,500
Conoco, Inc. (Class B)                                                           500,000           14,468,750
Exxon Mobil Corp.                                                                642,090           55,821,699
Royal Dutch Petroleum Co., American  Depositary
Receipts  (Netherlands) (Y)                                                      500,000           30,281,250
                                                                                                 ------------
                                                                                                  151,234,199
                                                                                                 ------------
Paper & Paper Products (2.09%)
Kimberly-Clark Corp.                                                             650,000           45,948,500
                                                                                                 ------------
Retail (5.07%)
Home Depot, Inc. (The)                                                           325,000           14,848,438
Lowe's Cos., Inc.                                                                500,000           22,250,000
McDonald's Corp.                                                                 475,000           16,150,000
SYSCO Corp.                                                                    1,183,200           35,496,000
Target Corp.                                                                     700,000           22,575,000
                                                                                                 ------------
                                                                                                  111,319,438
                                                                                                 ------------
Soap & Cleaning Preparations (0.88%)
Ecolab, Inc.                                                                     450,000           19,434,375
                                                                                                 ------------
Telecommunications (1.86%)
CenturyTel, Inc.                                                                 300,000           10,725,000
Verizon Communications, Inc.                                                     600,000           30,075,000
                                                                                                 ------------
                                                                                                   40,800,000
                                                                                                 ------------
Tobacco (1.40%)
Philip Morris Cos., Inc.                                                         700,000           30,800,000
                                                                                                 ------------
Utilities (4.19%)
ALLTEL Corp.                                                                     350,000           21,853,125
Questar Corp.                                                                    890,200           26,761,638
SBC Communications, Inc.                                                         910,600           43,481,150
                                                                                                 ------------
                                                                                                   92,095,913
                                                                                                 ------------
TOTAL COMMON STOCKS
(Cost $1,149,329,496)                                                            (83.05%)       1,824,612,295
                                                                                                -------------
PREFERRED STOCKS
Media (1.31%)
CSC Holdings, Inc., 11.125%, Ser M                                               185,492           19,662,152
CSC Holdings, Inc., 11.750%, Ser H                                                85,340            9,046,040
                                                                                                 ------------
                                                                                                   28,708,192
                                                                                                 ------------
Oil & Gas (0.29%)
Lasmo America Ltd., 8.15% (R)                                                     60,000            6,390,000
                                                                                                 ------------
TOTAL PREFERRED STOCKS
(Cost $35,570,201)                                                                (1.60%)          35,098,192
                                                                                                 ------------
TOTAL COMMON AND PREFERRED STOCKS
(Cost $1,184,899,697)                                                            (84.65%)       1,859,710,487
                                                                                                -------------

                                                     INTEREST     CREDIT        PAR VALUE
                                                       RATE       RATING**    (000s OMITTED)
                                                     --------     --------     ------------
CORPORATE BONDS
Banks -- United States (0.09%)
Bank of America Corp.,
Sub Note 10-15-01                                      9.125%        A              $2,000          2,037,440
                                                                                                -------------
Energy (0.25%)
MidAmerican Energy Holdings,
Sr Bond 09-15-28                                       8.480         BBB-            5,000          5,408,400
                                                                                                -------------
Finance (0.80%)
Citibank Credit Card Master Trust I,
Class A Cr Card Part Cert, Ser 1997-3 02-10-04         6.839         AAA             8,000          8,060,000
Guaranteed Trade Trust,
Note 06-26-06                                          7.390         AAA             9,147          9,500,946
                                                                                                -------------
                                                                                                   17,560,946
                                                                                                -------------
Manufacturing (0.24%)
GTE North, Inc.,
Deb 01-01-21                                           9.600         A+              5,000          5,269,150
                                                                                                -------------
Media (0.76%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250         B+             10,000          9,650,000
Continental Cablevision, Inc.,
Sr Deb 08-01-13                                        9.500         A               6,500          7,032,090
                                                                                                -------------
                                                                                                   16,682,090
                                                                                                -------------
Oil & Gas (0.22%)
Enron Corp.,
Note 07-15-28                                          6.950         BBB+            5,000          4,726,950
                                                                                                -------------
Transport (1.30%)
Northwest Airlines, Inc.,
Gtd Note 04-07-04                                      8.520         BB              2,000          1,978,540
Gtd Note 03-15-05                                      7.625         BB              5,800          5,593,694
US Airways, Inc.,
Pass Thru Ctf Ser 1989-A2 01-01-13                     9.820         BB-            11,000          9,803,750
Sr Note 02-01-01                                       9.625         CCC+           11,250         11,231,213
                                                                                                -------------
                                                                                                   28,607,197
                                                                                                -------------
Utilities (2.41%)
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-07                          8.625         BB-             1,863          1,929,602
Sec Lease Oblig Bond 06-01-17                          9.000         BB-            12,375         13,494,936
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                     8.680         BB-             7,000          7,512,120
Cleco Corp.,
Sr Note 06-01-05                                       8.750         BBB             5,000          5,275,000
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                 6.750         BB              6,000          5,670,000
CMS Energy X-TRAS,
Pass Thru Ctf 01-15-05                                 7.000         BB              5,000          4,571,850
Hydro-Quebec,
Gtd Deb Ser IF (Canada) 02-01-13 (Y)                   8.000         A+              5,000          5,662,500
Long Island Lighting Co.,
Deb 03-15-23                                           8.200         A--             4,500          4,477,500
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                             10.330         BBB-            1,365          1,385,826
Deb Ser C-94 07-23-02                                 10.330         BBB-            3,002          3,048,722
                                                                                                -------------
                                                                                                   53,028,056
                                                                                                -------------
TOTAL CORPORATE BONDS
(Cost $133,905,616)                                                                 (6.07%)       133,320,229
                                                                                                -------------
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
Government -- U.S. (0.49%)
United States Treasury,
Bond 11-15-04                                         11.625         AAA             4,000          4,895,640
Bond 08-15-14                                         12.500         AAA             4,000          5,963,760
                                                                                                -------------
                                                                                                   10,859,400
                                                                                                -------------
Government -- U.S. Agencies (0.93%)
Federal Home Loan Mortgage Corp.,
Remic Series 1254 Class M 12-15-08                     8.000         AAA             3,442          3,560,577
Federal National Mortgage Assn.,
Note 01-15-30                                          7.125         AAA             5,500          6,156,535
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 08-15-24                        8.000         AAA             1,693          1,741,645
30 Yr SF Pass Thru Ctf 01-15-29                        6.500         AAA             9,141          9,037,946
                                                                                                -------------
                                                                                                   20,496,703
                                                                                                -------------
TOTAL U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
(Cost $30,097,821)                                                                  (1.42%)        31,356,103
                                                                                  --------      -------------



                                                                 INTEREST      PAR VALUE
                                                                   RATE      (000s OMITTED)
                                                                ---------    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.72%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds, 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) -- Note A                                  5.950%          $169,571       169,571,000
                                                                                                -------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                             17,646
                                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS                                                         (7.72%)      169,588,646
                                                                                 ----------     -------------
TOTAL INVESTMENTS                                                                   (99.86%)    2,193,975,465
                                                                                 ----------     -------------
OTHER ASSETS AND LIABILITIES, NET                                                    (0.14%)        3,058,051
                                                                                 ----------     -------------
TOTAL NET ASSETS                                                                   (100.00%)   $2,197,033,516
                                                                                 ==========    ==============


  * Non-income-producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock
    Advisers, Inc. where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,390,000 or 0.29% of net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Sovereign Investors Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $17,946,900 collateralized by securities in the amount of $18,181,472.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended December 31, 2000, JH Funds received net up-front sales charges of $1,019,674 with regard to sales of Class A shares. Of this amount, $162,633 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $347,644 was paid as sales commissions to unrelated broker-dealers and $509,397 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended December 31, 2000, JH Funds received net up-front sales charges of $60,615 with regard to sales of Class C shares. Of this amount, $48,155 was paid as sales commissions to unrelated broker-dealers and $12,460 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2000, CDSCs received by JH Funds amounted to $1,971,823 for Class B shares and $3,602 for Class C shares.

The Fund has a transfer agent agreement with John Hancock
Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and short-term securities, during the year ended December 31, 2000, aggregated $709,366,654 and $1,321,908,468, respectively. Purchases and proceeds from sales of obligations of the U.S. government, during the year ended December 31, 2000, aggregated $302,768,211 and $306,632,438, respectively.

The cost of investments owned at December 31, 2000 (excluding corporate savings account), for federal income tax purposes, was $1,520,083,996. Gross unrealized appreciation and depreciation of investments aggregated $735,785,529 and $61,911,706, respectively, resulting in net unrealized appreciation of $673,873,823.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $26,365,351, an increase in accumulated net investment income of $7,245 and an increase in capital paid-in of $26,358,106. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust -- John Hancock Sovereign Investors Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Investors Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund portfolio of John Hancock Investment Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods indicated, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                            /S/ ERNST & YOUNG  LLP

Boston, Massachusetts
February 9, 2001

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 2000.

The Fund has designated distributions to shareholders of $178,584,055 as a long-term capital gain dividend. This amount was reported on the 2000 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2000, 100.00% of the dividends qualify for the corporate dividends received deduction.



NOTES

John Hancock Funds - Sovereign Investors Fund



NOTES

John Hancock Funds - Sovereign Investors Fund



NOTES

John Hancock Funds - Sovereign Investors Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Sovereign Investors Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

2900A   12/00
         2/01






The latest report from your
Fund's management team

ANNUAL REPORT

Balanced
Fund

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock
Balanced Fund

A significant shift in the market bolsters the Fund's approach

[A 4" x 3" photo at bottom right side of page of John Hancock
Balanced Fund. Caption below reads "Portfolio Managers (l-r):
"Barry Evans, Peter Schofield and John Snyder."]


In the first quarter of 2000, market averages skyrocketed, bolstered by a very narrow group of technology and telecommunications stocks that many investors believed were immune to the vicissitudes of the economy. Lulled into complacency, many investors ignored the kind of fundamental research that is the foundation of our approach -- looking for growth at a reasonable price. All of that changed during the second quarter. The economy began to soften, the speculative bubble burst and corporate announcements of earnings shortfalls became more widespread. In response, there was a dramatic sell-off in the overvalued technology and telecommunications sectors and the market began to broaden as investor attitudes changed. No longer cavalier about risk, investors turned toward attractively valued companies with steady growth that are perceived to be havens safe from an economic downturn -- precisely the kinds of stocks that populated the Fund. When all was said and done, the Standard & Poor's 500 Index lost 9.10% for the year ended December 31, 2000.

Fund performance

John Hancock Balanced Fund produced better returns than the broad market, although it still posted a small loss for the year. For the year ended December 31, 2000, the Fund's Class A, Class B and Class C shares returned -1.83%, -2.51% and -2.51%, respectively, at net asset value. By comparison, the average balanced fund returned 1.50% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

"As more
 reasonably
 valued stocks
 rebounded,
 so did many
 of the
 stocks in
 the Fund..."

The Fund lagged its competitors mainly because of its lack of technology holdings during the first quarter in a tech-driven market. However, the market shift that started in the second quarter of 2000, combined with the Fund's newly implemented flexibility, helped it begin to outpace its peer group. As more reasonably valued stocks rebounded, so did many of the stocks in the Fund, including consumer staple stocks like PepsiCo and Anheuser-Busch, health-care firms like Baxter International and Abbott Laboratories, and financials like Fannie Mae, Freddie Mac and supplemental insurance company AFLAC. On the other hand, even though we reduced the Fund's retail exposure, we did suffer some losses from our holdings in Target, Home Depot and Lowe's. With consumer spending down, advertising revenues fell off, hurting our investments in Gannett and Interpublic. An underweighted position in the solid performing electric utilities sector also ate into the Fund's performance relative to its peers.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Preferred Stocks 5%, U.S. Agency Bonds 6%, Short-Term Investments & Other 7%, U.S. Government Bonds 9%, Corporate Bonds 15% and Common Stocks 58%. A note below the chart reads "As a percentage of net assets on December 31, 2000."]

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Baxter International followed by an up arrow with the phrase "New management and products attract investors." The second listing is AFLAC followed by an up arrow with the phrase "Specialty insurance company dominates its niche." The third listing is Home Depot followed by a down arrow with the phrase "Hurt by slowing economy and consumer spending." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Bond holdings help performance

Bonds offered better performance than stocks in 2000, so the Fund benefited from its balanced nature and approach. The Fund ended 2000 with a 31% weighting in bonds, which were helped by declining interest rates during the latter part of the year. Looking ahead, we will continue to monitor the bond market closely in order to evaluate the relative attractiveness of bonds as opposed to stocks.

Enhancing the Fund's investment flexibility

Earlier in the year, the Fund's Board of Trustees approved an amendment that we believe will enhance the Fund's investment flexibility. As long-time shareholders know, the Fund has invested 100% of its stock investments in what we call "dividend performers" -- companies that have increased their dividends for at least ten consecutive years. As of May 1, 2000, the Fund has been able to invest up to 25% of its stock investments in non-dividend performers.

The reason for this modification is simple. Historically, companies have been measured largely on their ability to consistently produce and increase dividends. Today, however, many companies have different views on the importance of dividends as a measure of corporate health. In fact, the number of companies that raise their dividends year after year is shrinking. Instead of paying for dividend increases, many companies are using cash flow to reinvest in their businesses through stock buybacks, acquisitions or restructurings. The rising-dividend requirement that has made so much sense and has served shareholders so well is still valid. However, as the market has evolved, blind adherence to it would threaten our ability to deliver returns.

"As of May 1,
 2000, the
 Fund has
 been able to
 invest up to
 25% of its
 stocks in
 non-dividend
 performers."

This modification will not change the Fund's fundamental objective. However, it will give us the flexibility to keep the stocks we like even if their rising-dividend pattern is interrupted. In addition, we will now have the opportunity to consider a broader universe of attractive companies that fit our fundamental criteria -- strong management, financial soundness, stable earnings and profitability, brand-name recognition and reasonable valuations -- even if they do not meet our ten-year rising dividend test.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 1% with -3% at the bottom and 3% at the top. The first bar represents the -1.83% total return for John Hancock Balanced Fund Class A. The second bar represents the -2.51% total return for John Hancock Balanced Fund Class B. The third bar represents the -2.51% total return for John Hancock Balanced Fund Class C. The fourth bar represents the 1.50% total return for Average balanced fund. A note below the chart reads "Total returns for John Hancock Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

The Fund's current positioning

Our philosophy has always led us to invest in high-quality companies offering predictable earnings and dividend growth, whose stocks are selling at reasonable valuations. During the year, we started to reduce our retail holdings significantly in the first quarter, believing that valuations were extended and that retail companies would not be able to sustain their strength due to softer consumer spending. Instead, we added investments in consumer staples firms such as Anheuser-Busch, PepsiCo and Coca-Cola. With overall corporate earnings decelerating, we were even more careful in choosing companies offering stable, predictable growth. For the same reason, we chose to add to the Fund's positions in pharmaceutical stocks.

When the economy weakened at mid-year, we also looked to invest in select financial stocks that had been unduly punished even though they were immune to highly visible credit problems that were beginning to worry the market. We invested in Fannie Mae, Freddie Mac, Household International and insurance companies AIG and AFLAC. These moves helped the Fund's performance during the last three quarters of 2000.

"We expect
 continued
 weakening in
 the U.S.
 economy
 during the
 first part of
 2001..."

Outlook 2001

We expect continued weakening in the U.S. economy during the first part of 2001 due in part to reduced capital spending, a softening global economy, weakening offshore demand for U.S. products and lower consumer spending. In fact, the combination of these factors in an environment of very low inflation led the Federal Reserve Board to cut short-term interest rates just days into 2001. Since economic growth slowed so quickly in late 2000, we anticipate that the Fed will continue to be aggressive.


--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Balanced Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 2000
                                                                SINCE
                                           ONE        FIVE    INCEPTION
                                          YEAR       YEARS     (10/5/92)
                                       -------     -------      -------
Cumulative Total Returns                (6.74%)     49.61%      104.44%
Average Annual Total Returns            (6.74%)      8.39%        9.07%

CLASS B
For the period ended December 31, 2000
                                                                SINCE
                                           ONE        FIVE    INCEPTION
                                          YEAR       YEARS     (10/5/92)
                                       -------     -------      -------

Cumulative Total Returns                (7.14%)     50.27%      103.47%
Average Annual Total Returns            (7.14%)      8.49%        9.01%

CLASS C
For the period ended December 31, 2000
                                                                SINCE
                                                       ONE    INCEPTION
                                                      YEAR     (5/3/99)
                                                ----------   ----------
Cumulative Total Returns                            (4.39%)      (4.61%)
Average Annual Total Returns                        (4.39%)      (2.80%)

Yields
As of December 31, 2000
                                                             SEC 30-DAY
                                                                  YIELD
                                                             ----------
John Hancock Balanced Fund: Class A                               2.67%
John Hancock Balanced Fund: Class B                               2.11%
John Hancock Balanced Fund: Class C                               2.09%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Balanced Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $37,358 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on October 5, 1992, before sales charge, and is equal to $21,525 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $20,449 as of December 31, 2000.

Line chart with the heading John Hancock Balanced Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $37,358 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on October 5, 1992, before sales charge, and is equal to $20,346 as of December 31, 2000.

Line chart with the heading John Hancock Balanced Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $10,089 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on May 3, 1999, before sales charge, and is equal to $9,637 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $9,540 as of December 31, 2000.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Balanced Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $115,066,573)                             $142,750,261
Corporate bonds (cost - $34,322,230)                34,653,787
U.S. government and agencies
obligations (cost - $33,786,520)                    35,274,659
Joint repurchase agreement
(cost - $13,055,000)                                13,055,000
Corporate savings account                                5,946
                                             -----------------
                                                   225,739,653
Receivable for shares sold                              11,074
Dividends receivable                                   301,362
Interest receivable                                  1,265,104
Other assets                                            33,062
                                             -----------------
Total Assets                                       227,350,255
--------------------------------------------------------------
Liabilities:
Payable for investments purchased                    1,086,500
Payable for shares repurchased                          55,592
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                180,198
Accounts payable and accrued expenses                  109,061
                                             -----------------
Total Liabilities                                    1,431,351
--------------------------------------------------------------
Net Assets:
Capital paid-in                                    196,438,738
Accumulated net realized loss on
investments                                            (89,875)
Net unrealized appreciation of
investments                                         29,503,384
Undistributed net investment income                     66,657
                                             -----------------
Net Assets                                        $225,918,904
==============================================================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
-- unlimited number of shares
authorized with no par value)

Class A - $147,876,368/11,349,909                      $13.03
==============================================================
Class B - $76,568,121/5,878,514                         $13.03
==============================================================
Class C - $1,474,415/113,198                            $13.03
==============================================================
Maximum Offering Price Per Share
Class A* - ($13.03/95.0%)                               $13.72
==============================================================
Class C - ($13.03/99.0%)                                $13.16
==============================================================
* On single retail sales of less than $50,000. On sales of
  $50,000 or more and on group sales, the offering price is
  reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $749)                          $4,749,964
Dividends (net of foreign withholding
taxes of $5,223)                                     3,586,049
                                             -----------------
                                                     8,336,013
                                             -----------------
Expenses:
Investment management fee - Note B                   1,313,863
Distribution and service fee - Note B
Class A                                                383,610
Class B                                                887,758
Class C                                                  7,693
Transfer agent fee - Note B                            627,576
Registration and filing fees                            94,456
Custodian fee                                           56,596
Accounting and legal services fee --
Note B                                                  41,165
Auditing fee                                            33,000
Printing                                                28,792
Miscellaneous                                           13,969
Trustees' fees                                          11,351
Legal fees                                               1,611
Interest expense                                           802
                                             -----------------
Total Expenses                                       3,502,242
--------------------------------------------------------------
Net Investment Income                                4,833,771
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold               10,569,027
Change in net unrealized appreciation
(depreciation) of investments                      (21,755,889)
                                             -----------------
Net Realized and Unrealized Loss on
Investments                                        (11,186,862)
--------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations                                    ($6,353,091)
==============================================================

See notes to financial statements.




The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                        ---------------------------------------
                                               1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $4,953,740            $4,833,771
Net realized gain (loss) on
investments sold                               (1,803,424)           10,569,027
Change in net unrealized
appreciation (depreciation) of
investments                                     5,223,352           (21,755,889)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                8,373,668            (6,353,091)
                                        -----------------     -----------------
Distributions to Shareholders:

Dividends from net investment income
Class A - ($0.3556 and $0.3337
per share, respectively)                       (3,011,864)           (3,174,634)
Class B - ($0.2571 and $0.2400
per share, respectively)                       (2,103,521)           (1,558,890)
Class C - ($0.1880 and $0.2400
per share, respectively)                           (4,139)              (16,230)
Distributions in excess
of net investment income
Class A - ($0.0023 and none per
share, respectively)                              (19,143)                   --
Class B - ($0.0023 and none per
share, respectively)                              (18,719)                   --
Class C - ($0.0019 and none per
share, respectively)                                 (31)                    --
Distributions from net realized gain
on investments sold
Class A - ($0.1848 and $0.4278
per share, respectively)                       (1,637,012)           (4,509,993)
Class B - ($0.1848 and $0.4278
per share, respectively)                       (1,464,673)           (2,531,171)
Class C - ($0.1848 and $0.4278
per share, respectively)                           (3,892)              (43,240)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                   (8,262,994)          (11,834,158)
                                        -----------------     -----------------
From Fund Share Transactions - Net: *          29,717,945             1,522,961
                                        -----------------     -----------------
Net Assets:
Beginning of period                           212,754,573           242,583,192
                                        -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $17,434 and
undistributed net investment
income of $66,657, respectively)             $242,583,192          $225,918,904
                                        =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                          YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                                           1999                                       2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     6,511,964           $91,237,100             7,705,808          $103,545,692
Shares issued to shareholders in
reinvestment of distributions                     319,253             4,425,505               563,483             7,431,015
                                        -----------------     -----------------     -----------------     -----------------
                                                6,831,217            95,662,605             8,269,291           110,976,707
Less shares repurchased                        (4,432,247)          (62,259,801)           (6,220,255)          (83,359,601)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,398,970           $33,402,804             2,049,036           $27,617,106
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     1,573,367           $22,069,946               597,586            $7,953,109
Shares issued to shareholders in
reinvestment of distributions                     234,065             3,246,824               282,664             3,726,478
                                        -----------------     -----------------     -----------------     -----------------
                                                1,807,432            25,316,770               880,250            11,679,587
Less shares repurchased                        (2,091,169)          (29,352,484)           (2,943,304)          (38,976,058)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                     (283,737)          ($4,035,714)           (2,063,054)         ($27,296,471)
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        48,586              $689,657               123,570            $1,665,065
Shares issued to shareholders in
reinvestment of distributions                         481                 6,646                 4,185                55,081
                                        -----------------     -----------------     -----------------     -----------------
                                                   49,067               696,303               127,755             1,720,146
Less shares repurchased                           (25,570)             (345,448)              (38,054)             (517,820)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       23,497              $350,855                89,701            $1,202,326
                                        =================     =================     =================     =================

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $11.75            $12.27            $13.33            $14.06            $14.05
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(1)                   0.41              0.37              0.36              0.35              0.33
Net Realized and Unrealized
Gain (Loss) on Investments                 0.99              2.14              1.47              0.18             (0.59)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.40              2.51              1.83              0.53             (0.26)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:

Dividends from Net
Investment Income                         (0.41)            (0.37)            (0.36)            (0.36)            (0.33)

Distributions in Excess
of Net Investment Income                     --                --                --             (0.00)(3)            --
Distributions from Net
Realized Gain on
Investments Sold                          (0.47)            (1.08)            (0.74)            (0.18)            (0.43)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.88)            (1.45)            (1.10)            (0.54)            (0.76)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.27            $13.33            $14.06            $14.05            $13.03
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                       12.13%            20.79%            14.01%             3.89%            (1.83%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $71,242           $84,264           $97,072          $130,690          $147,876
Ratio of Expenses to Average
Net Assets                                1.29%             1.22%             1.21%             1.22%             1.31%
Ratio of Net Investment
Income to Average Net
Assets                                    3.33%             2.77%             2.61%             2.47%             2.52%
Portfolio Turnover Rate                     80%              115%               83%               94%               99%


Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $11.74            $12.27            $13.33            $14.06            $14.05
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(1)                   0.32              0.28              0.27              0.26              0.24
Net Realized and Unrealized
Gain (Loss) on Investments                 1.01              2.14              1.46              0.17             (0.59)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.33              2.42              1.73              0.43             (0.35)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.33)            (0.28)            (0.26)            (0.26)            (0.24)
Distributions in Excess
of Net Investment Income                     --                --                --             (0.00)(3)            --
Distributions from Net
Realized Gain on
Investments Sold                          (0.47)            (1.08)            (0.74)            (0.18)            (0.43)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.80)            (1.36)            (1.00)            (0.44)            (0.67)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.27            $13.33            $14.06            $14.05            $13.03
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                       11.46%            19.96%            13.23%             3.16%            (2.51%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $90,855          $101,249          $115,682          $111,564           $76,568
Ratio of Expenses to Average
Net Assets                                1.99%             1.91%             1.88%             1.92%             2.01%
Ratio of Net Investment
Income to Average Net
Assets                                    2.63%             2.08%             1.93%             1.76%             1.78%
Portfolio Turnover Rate                     80%              115%               83%               94%               99%


Financial Highlights (continued)
-----------------------------------------------------------------
                                   PERIOD ENDED       YEAR ENDED
                                   DECEMBER 31,      DECEMBER 31,
                                      1999(4)            2000
                                  -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $14.60            $14.05
                                  -------------     -------------
Net Investment Income(1)                   0.19              0.24
Net Realized and Unrealized
Loss on Investments                       (0.37)            (0.59)
                                  -------------     -------------
Total From Investment
Operations                                (0.18)            (0.35)
                                  -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.19)            (0.24)
Distributions in Excess of
Net Investment Income                        --                (3)
Distributions from Net
Realized Gain on
Investments Sold                          (0.18)            (0.43)
                                  -------------     -------------
Total from Investment
Operations                                (0.37)            (0.67)
                                  -------------     -------------
Net Asset Value, End of
Period                                   $14.05            $13.03
                                  =============     =============
Total Investment Return at
Net Asset Value(2)                       (1.15%)(5)        (2.51%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $330            $1,474
Ratio of Expenses to Average
Net Assets                                1.84%(6)          2.01%
Ratio of Net Investment
Income to Average Net
Assets                                    1.88%(6)          1.93%
Portfolio Turnover Rate                     94%               99%

(1)  Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)  Less than $0.01 per share.
(4)  Class C shares began operations on May 3, 1999.
(5)  Not annualized.
(6)  Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Balanced Fund on December 31, 2000. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S.
government and agencies securities and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                   SHARES           VALUE
-------------------                                ----------    -------------
COMMON STOCKS
Advertising (1.13%)
Interpublic Group of Cos., Inc. (The)                  60,000       $2,553,750
                                                                  ------------
Banks -- United States (3.50%)
State Street Corp.                                     30,000        3,726,300
Wells Fargo Co.                                        75,000        4,176,563
                                                                  ------------
                                                                     7,902,863
                                                                  ------------
Beverages (3.59%)
Anheuser-Busch Cos., Inc.                              80,000        3,640,000
PepsiCo, Inc.                                          90,000        4,460,625
                                                                  ------------
                                                                     8,100,625
                                                                  ------------
Chemicals (1.27%)
Air Products & Chemicals, Inc.                         70,000        2,870,000
                                                                  ------------
Computers (4.81%)
America Online, Inc.*                                  55,000        1,914,000
Cisco Systems, Inc.*                                   35,000        1,338,750
Compaq Computer Corp.                                  50,000          752,500
Computer Sciences Corp.*                               18,000        1,082,250
EMC Corp.*                                             20,000        1,330,000
First Data Corp.                                       30,000        1,580,625
International Business Machines Corp.                  24,000        2,040,000
Sun Microsystems, Inc.*                                30,000          836,250
                                                                  ------------
                                                                    10,874,375
                                                                  ------------
Diversified Operations (1.76%)
Minnesota Mining & Manufacturing Co.                   33,000        3,976,500
                                                                  ------------
Electronics (5.65%)
Emerson Electric Co.                                   50,000        3,940,625
General Electric Co.                                   45,000        2,157,188
Intel Corp.                                            49,000        1,473,063
Motorola, Inc.                                         80,000        1,620,000
National Semiconductor Corp.*                          60,000        1,207,500
Texas Instruments, Inc.                                50,000        2,368,750
                                                                  ------------
                                                                    12,767,126
                                                                  ------------
Finance (1.66%)
Citigroup, Inc.                                        73,333        3,744,566
                                                                  ------------
Insurance (3.21%)
AFLAC, Inc.                                            39,000        2,815,313
American International Group, Inc.                     45,000        4,435,313
                                                                  ------------
                                                                     7,250,626
                                                                  ------------
Machinery (0.90%)
Dover Corp.                                            50,000        2,028,125
                                                                  ------------
Medical (9.95%)
Abbott Laboratories                                    90,000        4,359,373
American Home Products Corp.                           50,000        3,177,498
Bard (C.R.), Inc.                                      80,000        3,725,000
Baxter International, Inc.                             52,000        4,592,250
Johnson & Johnson                                      40,000        4,202,500
Medtronic, Inc.                                        40,000        2,415,000
                                                                  ------------
                                                                    22,471,621
                                                                  ------------
Mortgage Banking (1.92%)
Fannie Mae                                             50,000        4,337,500
                                                                  ------------
Oil & Gas (3.54%)
Chevron Corp.                                          45,000        3,799,688
Shell Transport & Trading Co., Plc, American
Depositary Receipts (ADR) (United Kingdom)             85,000        4,196,875
                                                                  ------------
                                                                     7,996,563
                                                                  ------------
Paper & Paper Products (2.03%)
Kimberly-Clark Corp.                                   65,000        4,594,850
                                                                  ------------
Retail (4.89%)
Family Dollar Stores, Inc.                            175,000        3,751,563
Home Depot, Inc. (The)                                 45,000        2,055,938
Lowe's Cos., Inc.                                      60,000        2,670,000
Target Corp.                                           80,000        2,580,000
                                                                  ------------
                                                                    11,057,501
                                                                  ------------
Soap & Cleaning Preparations (1.10%)
Clorox Co. (The)                                       70,000        2,485,000
                                                                  ------------
Telecommunications (2.97%)
ADC Telecommunications, Inc.*                          50,000          906,250
CenturyTel, Inc.                                       30,000        1,072,500
Nortel Networks Corp.                                  54,000        1,731,375
Tellabs, Inc.*                                         53,000        2,994,500
                                                                  ------------
                                                                     6,704,625
                                                                  ------------
Tobacco (1.75%)
Philip Morris Cos., Inc.                               90,000        3,960,000
                                                                  ------------
Utilities (2.33%)
ALLTEL Corp.                                           20,000        1,248,750
SBC Communications, Inc.                               84,220        4,021,505
                                                                  ------------
                                                                     5,270,255
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $103,074,706)                                   (57.96%)     130,946,471
                                                                  ------------
PREFERRED STOCKS
Media (3.81%)
CSC Holdings, Inc., 11.125%, Ser M                     39,646        4,202,476
CSC Holdings, Inc., 11.750%, Ser H                     41,569        4,406,314
                                                                  ------------
                                                                     8,608,790
                                                                  ------------
Oil & Gas (1.41%)
Lasmo America Ltd., 8.15% (R)                          30,000        3,195,000
                                                                  ------------
TOTAL PREFERRED STOCKS
(Cost $11,991,867)                                     (5.23%)      11,803,790
                                                                  ------------
TOTAL COMMON AND PREFERRED STOCKS
(Cost $115,066,573)                                   (63.19%)     142,750,261
                                                                  ------------

See notes to financial statements.




                                                    INTEREST     CREDIT        PAR VALUE
                                                      RATE       RATING**    (000s OMITTED)
                                                    ---------   ---------    --------------
CORPORATE BONDS
Banks - United States (0.47%)
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                  9.750%     AA-             $1,000        1,058,980
                                                                                             -------------
Energy (0.96%)
MidAmerican Energy Holdings,
Sr Bond 09-15-28                                       8.480      BBB-             2,000         2,163,360
                                                                                             -------------
Finance (0.82%)
Standard Credit Card Master Trust I,
Class A Credit Card Part Ctf Ser 1994-2 04-07-08       7.250      AAA              1,000         1,051,250
Standard Credit Master Trust,
Series 1995-1 01-08-07                                 8.250      AAA                750           805,313
                                                                                             -------------
                                                                                                 1,856,563
                                                                                             -------------
Government - Foreign (0.47%)
Province of Quebec,
Note (Canada) 09-15-29 (Y)                             7.500      A+               1,000         1,067,200
                                                                                             -------------
Media (3.38%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250      B+               1,000           965,000
Sr Note Ser B 07-15-04 (R)                            10.500      B+                 500           490,000
Century Communications Corp.,
Sr Disc Note 03-15-03                                  0.000      B+                 745           558,750
Continental Cablevision, Inc.,
Deb 08-01-13                                           9.500      A                1,500         1,622,790
Lenfest Communications, Inc.,
Sr Sub Note 06-15-06                                  10.500      BBB              1,750         1,960,000
Rogers Cablesystems Ltd.,
Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y)         9.625      BB+              1,000         1,017,500
Viacom, Inc.,
Sr Deb 07-30-30                                        7.875      BBB+             1,000         1,024,700
                                                                                             -------------
                                                                                                 7,638,740
                                                                                             -------------
Oil & Gas (0.42%)
Enron Corp.,
Note 07-15-28                                          6.950      BBB+             1,000           945,390
                                                                                             -------------
Transportation (1.07%)
Northwest Airlines, Inc.,
Note 03-15-05                                          7.625      BB               2,500         2,411,075
                                                                                             -------------
Utilities (7.75%)
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                          9.000      BB-              3,500         3,816,750
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                 6.750      BB               3,000         2,835,000
CMS Energy X-TRAS,
Pass Thru Ctf 01-15-05                                 7.000      BB               1,500         1,371,555
Hydro-Quebec,
Gtd Bond Ser HY (Canada) 01-15-22 (Y)                  8.400      A+               1,500         1,772,730
Gtd Deb Ser IF (Canada) 02-01-13 (Y)                   8.000      A+               3,000         3,397,500
Long Island Lighting Co.,
Deb 03-15-23                                           8.200      A-               2,500         2,487,500
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                             10.330      BBB-             1,051         1,066,843
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                 9.050      BB+                754           764,601
                                                                                             -------------
                                                                                                17,512,479
                                                                                             -------------
TOTAL CORPORATE BONDS
(Cost $34,322,230)                                                                (15.34%)      34,653,787
                                                                                             -------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (9.40%)
United States Treasury,
Bond 11-15-10                                         12.750      AAA              2,000         2,629,380
Bond 08-15-14                                         12.500      AAA              3,200         4,771,008
Bond 05-15-30                                          6.250      AAA             12,400        13,833,688
                                                                                             -------------
                                                                                                21,234,076
                                                                                             -------------
Government - U.S. Agencies (6.21%)
Federal National Mortgage Assn.,
12 Yr Pass Thru Ctf 07-01-11                           7.000      AAA              1,020         1,032,918
15 Yr Pass Thru Ctf 08-01-08                           7.500      AAA                658           673,911
Note 05-15-08                                          6.000      AAA              3,000         3,011,250
Note 01-15-30                                          7.125      AAA              1,000         1,119,370
Financing Corp.,
Bond 11-02-18                                          9.650      N/A              1,790         2,442,222
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 04-15-21                        9.000      AAA                 42            44,502
30 Yr SF Pass Thru Ctf 06-15-23                        7.000      AAA              1,132         1,140,819
30 Yr SF Pass Thru Ctf 04-15-29                        6.500      AAA              4,628         4,575,591
                                                                                             -------------
                                                                                                14,040,583
                                                                                             -------------

TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $33,786,520)                                                               (15.61%)       35,274,659
                                                                                             -------------

                                                              INTEREST          PAR VALUE
ISSUER, DESCRIPTION                                               RATE     (000s OMITTED)
-----------------------------------                          ---------     --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.78%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds, 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note A                                5.950%           $13,055       $13,055,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                           5,946
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (5.78%)       13,060,946
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                                (99.92%)      225,739,653
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (0.08%)          179,251
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)     $225,918,904
                                                                               =========      ============

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,685,000 or 1.63% of net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Balanced Fund

NOTE A--
ACCOUNTING POLICIES

John Hancock Balanced Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,300,000. The weighted average interest rate was 6.37%. Interest expense includes $802 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $770,000 collateralized by securities in the amount of $846,986.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B--
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended December 31, 2000, JH Funds received net up-front sales charges of $501,662 with regard to sales of Class A shares. Of this amount, $40,357 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $401,646 was paid as sales commissions to unrelated broker-dealers and $59,659 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended December 31, 2000, JH Funds received net up-front sales charges of $20,029 with regard to sales of Class C shares. Of this amount, $18,799 was paid as sales commissions to unrelated broker-dealers and $1,230 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2000, CDSCs received by JH Funds amounted to $188,580 for Class B shares and $808 for Class C shares.

The Fund has a transfer agent agreement with John Hancock
Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government short-term securities, during the year ended December 31, 2000, aggregated $184,626,733 and $167,663,731, respectively. Purchases and proceeds from sales of obligations of the U.S. government, during the year ended December 31, 2000, aggregated $23,997,478 and $53,082,422, respectively.

The cost of investments owned at December 31, 2000 (including short-term investments) for federal income tax purposes was $196,308,479. Gross unrealized appreciation and depreciation of investments aggregated $40,209,724 and $10,784,496, respectively, resulting in net unrealized appreciation of $29,425,228.

NOTE D--
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $1,611,015, an increase in undistributed net investment income of $74 and an increase in capital paid-in of $1,610,941. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal income tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E--
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Balanced Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Balanced Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Balanced Fund portfolio of John Hancock Investment Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                            /S/ ERNST & YOUNG  LLP

Boston, Massachusetts
February 9, 2001

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 2000.

The Fund has designated distributions to shareholders of $8,697,535 as a capital gain dividend.

With respect to the dividends paid by the Fund for the fiscal year ended December 31, 2000, 72.21% of the distributions qualify for the corporate dividends received deduction available to corporations.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January of 2001. This will reflect the tax character of all distributions for calendar year 2000.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

3600A   12/00
         2/01






The latest report from your
Fund's management team

ANNUAL REPORT

Large Cap
Value Fund

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way,
Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND R. SCOTT MAYO, CFA, PORTFOLIO MANAGER

John Hancock
Large Cap Value Fund

Stock market declines as economic growth slows

[A 2" x 3" photo at bottom middle of page of John Hancock Large Cap Value Fund. Caption below reads "Tim Quinlisk."]

The past year was a difficult one for stock investors. Early on, technology and telecommunications stocks -- the leading growth sectors -- reached what seemed to be unsustainable prices, while investors ignored value sectors like finance and utilities. This situation began to reverse in March when signs of slower economic growth ahead raised concerns about whether the high fliers would be able to meet earnings expectations. Investors bolted out of technology in search of safer havens, boosting finance, energy, health-care and utilities stocks. Throughout the summer and into the fall, value stocks continued to lead. The market remained volatile, however, as investors grew more concerned about weakening demand in selected areas of technology, particularly personal computers and semiconductors. Telecom stocks also took a hard hit, brought on by funding concerns and growing competition. The market took a sharp downturn in the fourth quarter amid increasing signs that the economy might be headed for a hard landing. As consumer and corporate spending slowed, the Standard & Poor's 500 Index tumbled, returning -9.10% in 2000.

Fund stays the course

We view a weak stock market, such as we've had this past year, as an opportunity to buy great businesses at bargain prices. We never buy stocks just because they're cheap. They also have to be strong businesses with the ability to grow and create value over a long period. We're especially interested in companies where there is a catalyst - such as a restructuring, new management or new product - that can unlock the stock's intrinsic value. Using this strategy, John Hancock Large Cap Value Fund stayed ahead of the broad market, with the Fund's Class A, Class B and Class C shares returning -2.93%, -3.64%, and -3.64%, respectively, at net asset value for the year ended December
31, 2000. By comparison, the average multi-cap core fund returned -2.96%, according to Lipper, Inc.1 Keep in mind that your net asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

"Investors
 bolted out of
 technology in
 search of
 safer
 havens..."

Finance and capital goods deliver

Our above-average stakes in both finance and capital goods helped buoy the Fund in a declining market. In the finance area, we focused on names with strong earnings growth, including Ace, Ltd. and XL Capital Ltd., property and casualty insurers that benefited as investors anticipated improved pricing. Ambac Financial Group, a municipal bond insurer, also did well, thanks to new market opportunities abroad and growing demand. Citigroup, Freddie Mac and Fannie Mae also posted strong returns as investors flocked to safe-haven stocks. In the capital goods sector, PerkinElmer -- a company that supplies health-care testing equipment -- soared as strong demand, a new management team and a repositioned product portfolio put the stock into high gear. Corning, the leading provider of fiber for fiber-optic networks, and Amphenol, an electronics company that makes connectors for the aerospace, cable and wireless industries, also benefited from strong demand. As these stocks reached full valuations, we took profits.

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is Tyco International 6.0%(2), the second is Hughes Electronics 5.1%(2), the third AT&T Corp.-Liberty Media Group 4.9%, the fourth Sprint Corp. 4.6% and the fifth Parametric Technology 4.1%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Diversified operations and telephones gain

Our investments in multi-industry compa-nies like Tyco International and Honeywell International also boosted performance. We bought Tyco last spring, when the stock price was down due to accounting concerns. We liked the company's diverse mix of businesses and its strong execution. As promised, Tyco spun off some of its assets in the second half of the year, which helped unlock the stock's value. We purchased Honeywell in the third quarter, when management was under tremendous pressure to better integrate its Allied-Signal acquisition. Shortly thereafter, General Electric announced a deal to acquire Honeywell, allowing us to sell our stake at a nice profit. Selected local telephone providers, including CenturyTel and Verizon Communications, also produced good returns for the year. Both have solid core businesses, along with strong potential from their wireless operations.

"...above-
 average
 stakes in
 both finance
 and capital
 goods helped
 buoy the
 Fund in a
 declining
 market."

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Lucent Technologies followed by a down arrow with the phrase "Weak execution, missed product launch." The second listing is Hughes Electronics followed by a down arrow with the phrase "Weaker-than-expected subscriber growth." The third listing is Ace, Ltd. followed by an up arrow with the phrase "Signs of improved pricing industry-wide." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Technology nosedives

Our relative-value approach takes us to all market sectors, and the Fund's largest stake was in the technology sector, where almost all stocks -- strong and weak alike -- fell from favor. Most of our technology names experienced severe declines during the past year. Our biggest disappointments included Lucent Technologies, which failed to meet investors' expectations regarding a new product launch; Conexant Systems, which experienced weakening demand from personal computer manufacturers that buy its semiconductors; and Computer Associates International, which saw demand soften as mainframe software customers waited for IBM's newest mainframe product to come out. We held on, believing these stocks will benefit as corporations step up technology spending to remain competitive. We also used the market's weakness to acquire new names like Microsoft and Dell Computer at bargain prices.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 1% with -4% at the bottom and 0% at the top. The first bar represents the -2.93% total return for John Hancock Large Cap Value Fund Class A. The second bar represents the -3.64% total return for John Hancock Large Cap Value Fund Class B. The third bar represents the -3.64% total return for John Hancock Large Cap Value Fund Class C. The fourth bar represents the -2.96% total return for Average multi-cap core fund. A note below the chart reads "Total returns for John Hancock Large Cap Value Fund are at net asset value with all distributions reinvested. The average multi-cap core fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information"]

Volatility and opportunity ahead

As we head into 2001, the economic slowdown most likely means more companies will miss earnings expectations, causing more volatility in the market. Several days after the Fund's year end, however, the Federal Reserve began lowering interest rates. Any additional rate cuts along with tax decreases under the new administration could re-ignite economic growth. We are positioning the Fund for a recovery, but think it will be different from the past. Typically, the first stocks to benefit are early cyclicals -- retailers, home builders and auto parts stocks, for example, that do well once consumers start spending again. This time, because there is so little pent-up consumer demand, we expect more corporate-oriented businesses in the media, telecom and technology sectors to be among the first to move. With that in mind, we've begun taking money out of finance and shifting it into these beaten-down areas. We've added to our stakes in names like Parametric Technology, a mechanical design software company, and AT&T Corp. -- Liberty Media Group, the largest provider of cable television services in the United States. We've also made some new purchases including Viacom, the leading media company worldwide, and Sprint Corp., a telephone company with strong local assets in addition to its long distance and wireless services. We believe our focus on great businesses that are selling at bargain prices will continue to benefit the Fund.

"We are
positioning
the Fund
for a
recovery..."

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 Under 5% at time of purchase.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Large Cap Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 2000
                                               ONE         FIVE          TEN
                                              YEAR        YEARS        YEARS
                                             -----      -------      -------
Cumulative Total Returns                    (7.77%)     146.27%      374.51%
Average Annual Total Returns                (7.77%)      19.75%(1)    16.85%(1)

CLASS B
For the period ended December 31, 2000
                                                                       SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (8/22/91)
                                             -----      -------      -------
Cumulative Total Returns                    (7.47%)     147.98%      290.15%
Average Annual Total Returns                (7.47%)      19.92%(1)    15.66%(1)

CLASS C
For the period ended December 31, 2000
                                                                       SINCE
                                                            ONE    INCEPTION
                                                           YEAR     (5/1/98)
                                                     ----------   ----------
Cumulative Total Returns                                 (5.36%)      31.73%
Average Annual Total Returns                             (5.36%)      10.88%(1)


Note to Performance

(1) The Adviser agreed to a one-time fee reduction of $150,000 for the fiscal year ended 1998 only. Without the limitation of expenses, the effect on the average annual total returns would have been less than 0.01%.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Large Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Large Cap Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on December 31, 1990, before sales charge, and is equal to $49,993 as of December 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $49,914 as of December 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Value Fund, after sales charge, and is equal to $47,436 as of December 31, 2000.

Line chart with the heading John Hancock Large Cap Value Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $41,752 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on August 22, 1991, before sales charge, and is equal to $39,015 as of December 31, 2000.

Line chart with the heading John Hancock Large Cap Value Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on May 1, 1998, before sales charge, and is equal to $13,305 as of December 31, 2000. The second line represents the value of the same hypothetical investment made in the John Hancock Large Cap Value Fund, after sales charge, and is equal to $13,172 as of December 31, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $12,291 as of December 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Value Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $1,675,741,793)           $1,603,754,007
Bonds (cost - $4,671,407)                            5,512,500
                                             -----------------
                                                 1,609,266,507
Receivable for investments sold                     67,843,848
Receivable for shares sold                           5,154,734
Dividends receivable                                   434,162
Interest receivable                                     62,611
Other assets                                           137,099
                                             -----------------
Total Assets                                     1,682,898,961
--------------------------------------------------------------
Liabilities:
Due to custodian                                    10,399,483
Payable for investments purchased                   39,132,847
Payable for shares repurchased                       1,479,552
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                              1,266,505
Accounts payable and accrued expenses                  306,126
                                             -----------------
Total Liabilities                                   52,584,513
--------------------------------------------------------------
Net Assets:
Capital paid-in                                  1,614,472,951
Accumulated net realized gain on
investments and foreign currency
transactions                                        87,051,049
Net unrealized depreciation of
investments                                        (71,146,693)

Accumulated net investment loss                        (62,859)
                                             -----------------
Net Assets                                      $1,630,314,448
==============================================================
Net Asset Value Per Share:

(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)
Class A - $773,548,094/36,958,034                       $20.93
==============================================================
Class B - $791,157,266/38,562,118                       $20.52
==============================================================
Class C - $65,609,088/3,197,627                         $20.52
==============================================================
Maximum Offering Price Per Share
Class A * - ($20.93 x 95.0%)                            $22.03
==============================================================
Class C - ($20.52 x 99.0%)                              $20.73
==============================================================
* On single retail sales of less than $50,000. On sales of
  $50,000 or more and on group sales the offering price is
  reduced.

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $23,682)                                   $9,820,439
Interest                                             1,354,822
Securities lending income - Note A                     893,097
                                             -----------------
                                                    12,068,358
                                             -----------------
Expenses:
Investment management fee - Note B                   9,976,334
Distribution and service fee - Note B
Class A                                              1,808,490
Class B                                              8,354,107
Class C                                                374,068
Transfer agent fee - Note B                          3,001,125
Custodian fee                                          374,306
Accounting and legal services fee -
Note B                                                 300,764
Interest expense                                       213,052
Registration and filing fees                            93,272
Miscellaneous                                           83,625
Trustees' fees                                          64,478
Printing                                                57,110
Auditing fee                                            38,165
Legal fees                                              15,942
                                             -----------------
Total Expenses                                      24,754,838
--------------------------------------------------------------
Net Investment Loss                                (12,686,480)
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold              375,744,860
Net realized loss on foreign currency
transactions                                           (62,602)
Change in net unrealized appreciation
(depreciation) of investments                     (426,879,588)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                            54,960
                                             -----------------
Net Realized and Unrealized Loss on
Investments and Foreign Currency
Transactions                                       (51,142,370)
--------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations                                   ($63,828,850)
==============================================================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                     1999                  2000
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                              ($32,558)         ($12,686,480)
Net realized gain on investments
sold and foreign currency
transactions                                  230,956,672           375,682,258
Change in net unrealized
appreciation (depreciation) of
investments                                   138,788,005          (426,824,628)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations              369,712,119           (63,828,850)
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.0002 and none per
share, respectively)                               (3,419)                   --
Class B - ($0.0002 and none per
share, respectively)                               (4,452)                   --
Class C - ($0.0002 and none per
share, respectively)                                  (58)                   --
Distributions from net realized
gain on investments sold
Class A - ($2.1269 and $6.0615
per share, respectively)                      (43,294,412)         (174,759,440)
Class B - ($2.0887 and $6.0615
per share, respectively)                      (55,110,560)         (185,526,806)
Class C - ($2.0871 and $6.0615
per share, respectively)                         (873,654)          (12,131,626)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (99,286,555)         (372,417,872)
                                        -----------------     -----------------
From Fund Share Transactions -
Net: *                                        140,910,422           681,351,311
                                        -----------------     -----------------
Net Assets:
Beginning of period                           973,873,873         1,385,209,859
                                        -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $282,394 and
accumulated net investment loss
of $62,859, respectively)                  $1,385,209,859        $1,630,314,448
                                        =================     =================


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                     YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                                          1999                                       2000
                                        --------------------------------------      ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     6,529,174          $151,727,840            16,831,905          $453,155,587
Shares issued to shareholders in
reinvestment of distributions                   1,584,158            39,668,188             6,561,238           157,079,473
                                        -----------------     -----------------     -----------------     -----------------
                                                8,113,332           191,396,028            23,393,143           610,235,060
Less shares repurchased                        (5,567,614)         (127,261,700)           (8,794,012)         (238,010,454)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,545,718           $64,134,328            14,599,131          $372,224,606
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     9,104,419          $209,079,703            11,685,154          $308,669,767
Shares issued to shareholders in
reinvestment of distributions                   1,854,608            46,293,850             6,535,130           153,519,831
                                        -----------------     -----------------     -----------------     -----------------
                                               10,959,027           255,373,553            18,220,284           462,189,598
Less shares repurchased                        (8,125,995)         (184,413,918)           (8,335,271)         (221,817,057)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,833,032           $70,959,635             9,885,013          $240,372,541
                                        =================     =================     =================     =================
CLASS C
Shares sold                                       325,611            $7,485,200             2,833,124           $72,992,022
Shares issued to shareholders in
reinvestment of distributions                      30,352               757,525               429,513            10,090,072
                                        -----------------     -----------------     -----------------     -----------------
                                                  355,963             8,242,725             3,262,637            83,082,094
Less shares repurchased                          (105,089)           (2,426,266)             (538,062)          (14,327,930)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      250,874            $5,816,459             2,724,575           $68,754,164
                                        =================     =================     =================     =================

See notes to financial statements.



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                YEAR ENDED                                           YEAR ENDED DECEMBER 31,
                                 AUGUST 31,      PERIOD ENDED         -------------------------------------------------------
                                   1996       DECEMBER 31, 1996(1)      1997           1998            1999            2000
                                 --------    --------------------     --------       --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                          $13.38           $15.07              $15.62         $19.32          $21.26          $27.02
                                 --------         --------            --------       --------        --------        --------
Net Investment Income
(Loss)(2)                            0.19             0.05                0.12           0.16            0.09(3)        (0.10)
Net Realized and Unrealized
Gain on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                         1.84             2.15                5.57           2.85            7.80            0.07
                                 --------         --------            --------       --------        --------        --------
Total from Investment Operations     2.03             2.20                5.69           3.01            7.89           (0.03)
                                 --------         --------            --------       --------        --------        --------
Less Distributions:
Dividends from Net
Investment Income                   (0.19)           (0.08)              (0.07)         (0.14)             --              --
Distributions from Net
Realized Gain on
Investments Sold                    (0.15)           (1.57)              (1.92)         (0.93)          (2.13)          (6.06)
                                 --------         --------            --------       --------        --------        --------
Total Distributions                 (0.34)           (1.65)              (1.99)         (1.07)          (2.13)          (6.06)
                                 --------         --------            --------       --------        --------        --------
Net Asset Value, End of
Period                             $15.07           $15.62              $19.32         $21.26          $27.02          $20.93
                                 ========         ========            ========       ========        ========        ========
Total Investment Return at
Net Asset Value(4)                 15.33%           14.53%(5)           36.71%         15.94%          37.89%          (2.93%)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                             --               --                  --         15.92%              --              --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                   $139,548         $163,154            $303,313       $421,218        $604,214        $773,548
Ratio of Expenses to Average
Net Assets                          1.17%            1.22%(7)            1.12%          1.16%(8)        1.17%           1.14%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                          1.28%            0.85%(7)            0.65%          0.79%(8)        0.40%          (0.39%)
Portfolio Turnover Rate               74%              26%                102%(9)         64%            113%            112%

See notes to financial statements.



Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------
                                YEAR ENDED                                           YEAR ENDED DECEMBER 31,
                                 AUGUST 31,      PERIOD ENDED         -------------------------------------------------------
                                   1996       DECEMBER 31, 1996(1)      1997           1998            1999            2000
                                 --------    --------------------     --------       --------        --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                          $13.41           $15.10              $15.66         $19.31          $21.20          $26.79
                                 --------         --------            --------       --------        --------        --------
Net Investment Income
(Loss)(2)                            0.08             0.01               (0.02)          0.01           (0.07)          (0.30)
Net Realized and Unrealized
Gain on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                         1.85             2.14                5.60           2.84            7.75            0.09
                                 --------         --------            --------       --------        --------        --------
Total from Investment Operations     1.93             2.15                5.58           2.85            7.68           (0.21)
                                 --------         --------            --------       --------        --------        --------
Less Distributions:
Dividends from Net
Investment Income                   (0.09)           (0.02)              (0.01)         (0.03)             --              --
Distributions from Net
Realized Gain on
Investments Sold                    (0.15)           (1.57)              (1.92)         (0.93)          (2.09)          (6.06)
                                 --------         --------            --------       --------        --------        --------
Total Distributions                 (0.24)           (1.59)              (1.93)         (0.96)          (2.09)          (6.06)
                                 --------         --------            --------       --------        --------        --------
Net Asset Value, End of
Period                             $15.10           $15.66              $19.31         $21.20          $26.79          $20.52
                                 ========         ========            ========       ========        ========        ========
Total Investment Return at
Net Asset Value(4)                 14.49%           14.15%(5)           35.80%         15.05%          36.95%          (3.64%)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                             --               --                  --         15.03%              --              --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                   $125,781         $146,399            $340,334       $547,945        $768,322        $791,157
Ratio of Expenses to Average
Net Assets                          1.90%            1.98%(7)            1.87%          1.91%(8)        1.88%           1.89%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                          0.55%            0.10%(7)           (0.10%)         0.05%(8)       (0.31%)         (1.13%)
Portfolio Turnover Rate               74%              26%                102%(9)         64%            113%            112%


Financial Highlights (continued)
---------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       PERIOD ENDED         ---------------------------------
                                    DECEMBER 31, 1998(10)         1999               2000
                                    -----------------       --------------     --------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $22.03               $21.20             $26.79
                                        -------------        -------------      -------------
Net Investment Income (Loss)(2)                  0.03                (0.09)             (0.29)

Net Realized and Unrealized
Gain on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                                     0.09                 7.77               0.08
                                        -------------        -------------      -------------
Total from Investment Operations                 0.12                 7.68              (0.21)
                                        -------------        -------------      -------------
Less Distributions:
Dividends from Net
Investment Income                               (0.02)                  --                 --
Distributions from Net
Realized Gain on
Investments Sold                                (0.93)               (2.09)             (6.06)
                                        -------------        -------------      -------------
Total Distributions                             (0.95)               (2.09)             (6.06)
                                        -------------        -------------      -------------
Net Asset Value, End of
Period                                         $21.20               $26.79             $20.52
                                        =============        =============      =============
Total Investment Return at
Net Asset Value(4)                              0.83%(5)            36.94%             (3.64%)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                                      0.82%(5)                --                 --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                 $4,711              $12,674            $65,609
Ratio of Expenses to Average
Net Assets                                      1.92%(7,8)           1.92%              1.89%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                      0.28%(7,8)          (0.40%)            (1.14%)
Portfolio Turnover Rate                           64%                 113%               112%

(1) Effective December 31, 1996, the fiscal year end changed from August
    31 to December 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Class A has net investment income because of its relatively lower class expenses, as compared to other share classes.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the Fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.
(9) Portfolio turnover rate excludes merger activity.
(10) Class C shares began operations on May 1, 1998.

See notes to financial statements.




Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Large Cap Value Fund on December 31, 2000. It's divided into two main categories: common stocks and bonds. The common stocks and bonds are further broken down by industry groups.

                                                                      MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES     VALUE
-------------------                              ----------------   ----------
COMMON STOCKS
Business Services - Misc (4.10%)
Cendant Corp.*                                      5,553,000      $53,447,625
Moody's Corp.                                         519,000       13,331,812
                                                                  ------------
                                                                    66,779,437
                                                                  ------------
Computers (14.93%)
Computer Associates International, Inc.             1,871,040       36,485,280
Dell Computer Corp.*                                1,925,700       33,579,394
IMS Health, Inc.                                      590,000       15,930,000
Microsoft Corp.*                                      790,000       34,266,250
MicroStrategy, Inc.*                                1,483,000       14,088,500
Parametric Technology Corp.*                        4,985,000       66,985,938
SunGard Data Systems, Inc.*                           162,200        7,643,675
Wind River Systems, Inc.*                           1,008,400       34,411,650
                                                                  ------------
                                                                   243,390,687
                                                                  ------------
Cosmetics & Personal Care (1.77%)
Gillette Co.                                          800,000       28,900,000
                                                                  ------------
Diversified Operations (5.92%)
Tyco International, Ltd.                            1,737,500       96,431,250
                                                                  ------------
Electronics (7.89%)
Amphenol Corp. (Class A)*                             441,750       17,311,078
Conexant Systems, Inc.*                             3,091,150       47,526,431
SCI Systems, Inc.*                                    578,000       15,244,750
Sony Corp. (Japan)                                    200,000       13,835,380
Vicor Corp.*                                        1,144,550       34,765,706
                                                                  ------------
                                                                   128,683,345
                                                                  ------------
Finance (4.10%)
Citigroup, Inc.                                     1,308,360       66,808,133
                                                                  ------------
Instruments - Scientific (1.24%)
Millipore Corp.                                       322,000       20,286,000
                                                                  ------------
Insurance (8.32%)
Ace, Ltd. (Bermuda)                                 1,185,395       50,305,200
Ambac Financial Group, Inc.                           731,750       42,670,172
Progressive Corp.                                     191,000       19,792,375
XL Capital, Ltd. (Class A)                            262,368       22,924,404
                                                                  ------------
                                                                   135,692,151
                                                                  ------------
Media (11.02%)
AT&T Corp. - Liberty Media Group  (Class A)*        5,884,656       79,810,647
Clear Channel Communications, Inc.*                   627,000       30,370,313
News Corp., Ltd., American Depositary  Receipt
(ADR) (Australia)                                     545,000       17,576,250
Scripps (E.W.) Co. (The) (Class A)                    323,700       20,352,637
Viacom, Inc. (Class B)*                               673,000       31,462,750
                                                                  ------------
                                                                   179,572,597
                                                                  ------------
Medical (5.03%)
Abbott Laboratories                                   650,250       31,496,484
Apogent Technologies, Inc.*                         1,735,000       35,567,500
Pharmacia Corp.                                       220,150       13,429,150
Sybron Dental Specialties, Inc.*                       86,399        1,457,983
                                                                  ------------
                                                                    81,951,117
                                                                  ------------
Metal (0.39%)
Freeport-McMoran Copper & Gold, Inc.  (Class B )*     750,000        6,421,875
                                                                  ------------
Mortgage Banking (1.90%)
Freddie Mac                                           450,000       30,993,750
                                                                  ------------
Oil & Gas (1.46%)
Alberta Energy Co. Ltd. (Canada) #                     86,711        4,145,020
Unocal Corp.                                          509,000       19,691,937
                                                                  ------------
                                                                    23,836,957
                                                                  ------------
Pollution Control (2.72%)
Waste Management, Inc.                              1,600,000       44,400,000
                                                                  ------------
Printing - Commercial (2.87%)
Valassis Communications, Inc.*                      1,480,000       46,712,500
                                                                  ------------
Retail (2.13%)
Albertson's, Inc.                                   1,310,300       34,722,950
                                                                  ------------
Telecommunications (22.58%)
ANTEC Corp.*                                        1,173,670        9,279,387
CenturyTel, Inc.                                    1,370,000       48,977,500
Citizens Communications Co.                         1,600,000       21,000,000
Hughes Electronics                                  3,580,900       82,360,700
Level 3 Communications, Inc.*                         205,500        6,742,969
Lucent Technologies, Inc.                           4,045,964       54,620,514
Nextel Partners, Inc. (Class A)*                    1,247,000       20,965,188
Sprint Corp.                                        3,648,000       74,100,000
Verizon Communications, Inc.                        1,000,000       50,125,000
                                                                  ------------
                                                                   368,171,258
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $1,675,741,793)                                 (98.37%)   1,603,754,007
                                                   ----------    -------------

                                                INTEREST    CREDIT        PAR VALUE
                                                  RATE      RATING**   (000s OMITTED)
                                                 -----       -----     --------------
BONDS
Medical (0.34%)
Total Renal Care  Holdings, Inc.,
Conv Sub Note
05-15-09 (R)                                     7.00%         B--             $7,000        5,512,500
                                                                                          ------------
TOTAL BONDS
(Cost $4,671,407)                                                              (0.34%)       5,512,500
                                                                            ---------     ------------
TOTAL INVESTMENTS                                                             (98.71%)   1,609,266,507
                                                                            ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                              (1.29%)      21,047,941
                                                                            ---------     ------------
TOTAL NET ASSETS                                                             (100.00%)  $1,630,314,448
                                                                            =========   ==============

  * Non-income-producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor's Service or John Hancock Advisers, Inc.
    where Standard and Poor's ratings are not available.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,512,500 or 0.34% of net assets as of December 31, 2000.

 # Shares outstanding of common stock is expressed in local currency, as shown parenthetically in security description.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Value Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Large Cap Value Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,618,000. The weighted average interest rate was 6.93%. Interest expense includes $5,152 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $37,774,025 collateralized by securities in the amount of $37,973,849.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At December 31, 2000, there were no open forward foreign currency exchange contracts.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net capital losses of $6,940 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (January 1, 2001) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 0.625% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended December 31, 2000, JH Funds received net up-front sales charges of $2,352,169 with regard to sales of Class A shares. Of this amount, $447,521 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,453,977 was paid as sales commissions to unrelated broker-dealers and $450,671 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C share retail purchases are assessed a 1.00% up-front sales charge. During the year ended December 31, 2000, JH Funds received net up-front sales charges of $629,555 with regard to sales of Class C shares. Of this amount, $612,498 was paid as sales commissions to unrelated broker-dealers and $17,057 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2000, CDSCs received by JH Funds amounted to $1,293,494 for Class B shares and $15,768 for Class C shares.

The Fund has a transfer agent agreement with John Hancock
Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2000, aggregated $2,055,161,924 and $1,779,349,591, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 2000.

The cost of investments owned at December 31, 2000 (including short-term investments) for federal income tax purposes was $1,683,363,841. Gross unrealized appreciation and depreciation of investments aggregated $261,064,951 and $335,162,285, respectively, resulting in net unrealized depreciation of $74,097,334.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net investment gain on investments and foreign currency transactions of $48,869,510, a decrease in accumulated net investment loss of $12,906,015 and an increase in capital paid-in of $33,963,495. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust -
John Hancock Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Large Cap Value Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Value Fund portfolio of John Hancock Investment Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                            /S/ ERNST & YOUNG  LLP
Boston, Massachusetts
February 9, 2001

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 2000.

The Fund designated distributions of $178,646,545 as a long-term capital gain dividend. This amount was reported on the 2000 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2000, 4.05% of the dividends qualify for the corporate dividends received deduction.



NOTES

John Hancock Funds - Large Cap Value Fund



NOTES

John Hancock Funds - Large Cap Value Fund



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This report is for the information of the shareholders of the John Hancock
Large Cap Value Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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